FIFTH AMENDMENT TO LOAN AGREEMENT

This Fifth Amendment to Loan Agreement (the "Amendment") is executed this 11th day of January, 2000, by and between DYNATRONICS CORPORATION ("Borrower") and ZIONS FIRST NATIONAL BANK (the "Lender").

         WHEREAS, Borrower and Lender entered into that certain Loan Agreement dated February 23, 1995, which was subsequently amended on several occasions and provides, among other things, for Lender to extend a Revolving Line of Credit in the maximum principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000.00) (the "Loan Agreement"); and

         WHEREAS, Borrower has requested Lender to increase and renew the Revolving Line of Credit and amend certain covenants; and

         WHEREAS, Lender has agreed to such request provided, among other things, Borrower executes and delivers this Amendment.

         NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Lender hereby amend the Loan Agreement as follows:

         1. The Revolving Line of Credit is hereby increased from Three Million Five Hundred Thousand Dollars ($3,500,000.00) to Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000.00)

         2. The section titled Borrowing Base, is hereby deleted in its entirety and replaced with the following:

         Borrowing Base. The words "Borrowing Base" mean, as determined by Lender from time to time, the lesser of (a) $3,750,000.00; or (b) the sum (i) 80.00% of the aggregate amount of Eligible Accounts, plus (ii) 40.00% of the aggregate amount of Eligible Inventory, not to exceed $1,650,000.00.

         3. The section titled Eligible Inventory, subsection (d) is hereby deleted in its entirety.

         4. The reference to the maturity date of the Revolving Line of Credit is hereby deleted in its entirety.

         5. A new section entitled Losses, is hereby added to the Loan Agreement as follows:

         Losses. Borrower's losses for the quarterly periods ending December 31, 1999 and March 31, 2000 shall not exceed $ 100,000.00 for either quarter. Thereafter, Borrower shall not incur losses for two consecutive quarters.

         Except as amended herein, all other terms and conditions of the Loan Agreement remain in full force and effect and are applicable to this Agreement.

first above written.

         IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date and year

         Borrower:                                    Lender:

         DYNATRONICS CORPORATION                      ZIONS FIRST NATIONAL BANK


         By: /s/ Kelvyn H. Cullimore, Jr.             By: /s/ David Dransfield
            -----------------------------                -----------------------
            Kelvyn H. Cullimore, Jr.,                    David Dransfield
            President/CEO                                Vice President